Exhibit 4.3.2

JAZZ PHARMACEUTICALS, INC.

THIRD AMENDED AND RESTATED

INVESTOR RIGHTS AGREEMENT

JAZZ PHARMACEUTICALS, INC.

THIRD AMENDED AND RESTATED

INVESTOR RIGHTS AGREEMENT

THIS THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Agreement”) is made effective as of the Effective Date (as defined below), by and among Jazz Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the holders of Common Stock, Preferred Stock and/or warrants to purchase the Series BB Preferred Stock of the Company listed on Exhibit A hereto (collectively, the “Investors”).

RECITALS

WHEREAS, the Company and the Investors are parties to that certain Second Amended and Restated Investor Rights Agreement, dated as of June 24, 2005 (the “Prior Agreement”);

WHEREAS, the Company and the Investors who have executed this Agreement (for and on behalf of all Investors) wish to amend and restate the Prior Agreement in its entirety as set forth below; and

WHEREAS, Investors who are holders of at least 60% of the Registrable Securities held by all Investors, together with Managers holding a majority of the Registrable Securities held by all Managers and the Company, have the right, pursuant to Section 19.5 of the Prior Agreement, to amend and restate the Prior Agreement in its entirety as set forth below.

NOW, THEREFORE, in consideration of the mutual agreements, covenants and considerations contained herein, the Company and the Investors who have executed this Agreement (for and on behalf of all Investors) hereby agree to amend and restate the Prior Agreement in its entirety as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

1.1 “Affiliate” shall mean, with respect to any Person, a Person directly or indirectly controlling, controlled by, or under common control with, such Person; provided, however, that, except for purposes of Section 11.2, no Series BB Holder shall be considered an Affiliate of any other Person except to the extent, and only to the extent, that such Series BB Holder holds Convertible Securities (or shares of Common Stock issued upon conversion thereof) other than Series BB Preferred Stock (or shares of Common Stock issued upon conversion thereof).

1.2 “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

1.3 “Control” shall have the meaning given such term under Rule 405 of the Securities Act.

1.4 “Convertible Securities” shall mean the shares of the Company’s Series A Preferred Stock, Series B Preferred Stock, Series B Prime Preferred Stock (“Series B/P Preferred Stock”) and Series BB Preferred Stock held from time to time by the Investors and their permitted assigns.

1.5 “Effective Date” shall mean the date of the closing of the Initial Public Offering.

1.6 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.7 “Form S-1” shall mean Form S-1 issued by the Commission or any comparable or successor form or forms then in effect.

1.8 “Form S-3” shall mean Form S-3 issued by the Commission or any comparable or successor form or forms then in effect.

1.9 “Group” means two or more Persons acting together as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of or voting securities of the Company.

1.10 “Holder” shall mean any holder of outstanding Registrable Securities which have not been sold to the public, but only if such holder is one of the Investors or an assignee or transferee of registration rights as permitted by Section 11.

1.11 “Initial B/P Holder” shall mean a Person that holds any shares of Series B/P Preferred Stock as of the date the first share of Series B/P Preferred Stock is issued.

1.12 “Initial Public Offering” shall mean the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act

1.13 “KKR” shall mean Kohlberg Kravis Roberts & Co. L.P. and its Affiliates.

1.14 “Managers” shall mean Samuel R. Saks, Bruce C. Cozadd, Robert M. Myers, Matthew K. Fust, Carol A. Gamble and Janne L.T. Wissel.

1.15 “Material Adverse Event” shall mean any change, event or effect that is materially adverse to the general affairs, business, operations, assets, prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole.

1.16 “Person” means an individual, partnership, corporation, limited liability company, limited partnership, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

1.17 The term “Preferred Stock” shall mean the Series A Preferred Stock, Series B Preferred Stock, Series B/P Preferred Stock and Series BB Preferred Stock of the Company.

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1.18 The terms “Register”, “Registered”, and “Registration” refer to a registration effected by preparing and filing a registration statement on Form S-1, S-2 or S-3 in compliance with the Securities Act (“Registration Statement”), and the declaration or ordering of the effectiveness of such Registration Statement.

1.19 “Registrable Securities” shall mean (i) any Common Stock now owned or hereafter acquired by a Manager, (ii) the Common Stock issued or issuable upon conversion of the Convertible Securities, and (iii) any Common Stock issued (or issuable upon conversion or exercise of any warrant, right or other security which is issued) upon stock dividends, subdivisions, stock splits, recapitalization, merger or other distributions with respect to, or in exchange for, or in replacement of, such securities identified in clauses (i) and (ii) and this clause (iii), provided, however, that no shares of Common Stock shall be deemed Registrable Securities for purposes of this Agreement to the extent that such shares of Common Stock (A) have been sold to the public through a Registration Statement or pursuant to Rule 144; (B) have been sold, transferred or otherwise disposed by a person in a transaction in which its rights under this Agreement were not assigned; (C) are held by a Holder or Investors whose rights to cause the Company to register securities pursuant to this Agreement have terminated in accordance with Section 6 of this Agreement.

1.20 “Registration Expenses” shall mean (a) all expenses incurred by the Company or its subsidiaries in complying with Sections 3 or 4 of this Agreement, including, without limitation, all federal and state registration, qualification, and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any regular or special audits incident to or required by any such registration, and (b) the expenses of one special counsel for all Holders (if different from counsel to the Company) up to $45,000 and one special counsel for all Managers (if different from counsel to the Company) up to $45,000.

1.21 “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

1.22 “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement, and all fees and disbursements of counsel to the Holders and the Managers that are not included in Registration Expenses.

1.23 “Series BB Holder” means a holder of warrants issued under the Stock Purchase Agreement, dated January 27, 2004 between the Company and certain Investors (as the same may be amended from time to time in accordance with the terms thereof, the “Purchase Agreement”) to purchase shares of the Company’s Series BB Preferred Stock (“Series BB Warrants”) or Series BB Preferred Stock (or shares of Common Stock issued upon conversion thereof).

1.24 “Special Registration Statement” shall mean (i) any registration statement relating to any employee benefit plan; (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, any registration statement related to the

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issuance or resale of securities issued in such a transaction; (iii) any registration statement related to stock issued upon conversion of debt securities; or (iv) any WKSI Shelf Registration Statement that the Company’s Board of Directors shall, in its sole discretion, designate as a “Special Registration Statement” for purposes of this Agreement.

1.25 “WKSI Shelf Registration Statement” shall mean a registration statement on Form S-3 under the Securities Act (or any successor form to Form S-3) which registration statement shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act (or any successor or similar rule under the Securities Act adopted by the Commission).

2. Confidentiality. Each Investor agrees that it will keep confidential and will not use (except in connection with the evaluation or monitoring of its investment or its representative’s service on the Board of Directors of the Company), disclose or divulge for a period of three years after receipt of any information regarding the Company and its business which such Investor obtained from the Company pursuant to Section 2 of the Prior Agreement, and which the Company has marked or otherwise specifically identified to the Investor as being confidential either orally or in writing, unless such information is known, or until such information becomes known, to the public through no fault of such Investor or its agents, or unless the Board of Directors, Chief Executive Officer, President or General Counsel of the Company gives his or her written consent to the Investor’s release of such information, except that no such written consent shall be required (and the Investor shall be free to release such information) if such information is to be provided to the Investor’s counsel or accountant, or to an officer, director, general partner, limited partner, stockholder, investment counselor or advisor of an Investor or such Investor’s Affiliate, or employee of an Investor or such Investor’s Affiliate with a need to know such information; provided that any such counsel, accountant, officer, director, general partner, limited partner, stockholder, investment counselor or advisor, or employee is subject to confidentiality obligations no less restrictive in any material respects than the provisions of this Section 2. Notwithstanding the foregoing, this Section 2 shall not apply (a) to information which an Investor learns from a third party with the right to make such disclosure, provided such Investor complies with the restrictions imposed by the third party, (b) to information which is in an Investor’s possession prior to the time of disclosure by the Company and not acquired by such Investor under a confidentiality obligation, (c) to the extent (after requesting and pursuing confidential treatment to the extent reasonably possible) an Investor is required to disclose such information by law or a governmental regulatory authority, (d) to the extent (after requesting and pursuing confidential treatment to the extent reasonably possible) an Investor is required to disclose such information by court order, (e) to general and summary information disclosed to an Investor’s or such Investor’s Affiliates’ general partners, limited partners, members, and/or stockholders in such Investor’s or such Affiliates’ periodic reporting to such parties or to an Investor’s or such Investor’s Affiliates’ prospective investors in such Investor’s or such Affiliates’ marketing activities, in a manner consistent with the custom and practice of the private venture capital and/or private equity industries, provided that such Investor or such Affiliate advise such parties that the information disclosed is confidential, and provided further that the information disclosed does not include any proprietary information of the Company, and (f) to an Investor’s disclosure of the fact that such Investor has made an investment in the Company, the amount and general nature thereof, the identity of such Investor’s co-investors in the Company if previously disclosed by the Company or such co-investor, and to such Investor’s disclosure of the general business and goals of the Company.

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3. Demand Registrations.

3.1 Requests for Registration on Form Other Than Form S-3.

(a) Subject to the terms of this Agreement, in the event that the Company shall receive from a Holder or Holders (not including any Managers) of at least 40% of the Registrable Securities (or a lesser percentage of such shares if the anticipated aggregate price to the public of such shares, net of Selling Expenses, would not be less than $25,000,000) at any time after six months after the effective date of the Registration Statement with respect to the Initial Public Offering, a notice requesting that the Company effect any Registration with respect to at least 20% of the then outstanding shares of Registrable Securities (or a lesser percentage of such shares if the anticipated aggregate price to the public of such shares, net of Selling Expenses, would not be less than $25,000,000) on a form other than Form S-3, the Company shall (i) promptly give notice of the proposed Registration to all other Holders and (ii) as soon as practicable, and in any event, within 90 days from receipt of notice from the Holders requesting Registration, use reasonable best efforts to effect Registration of the Registrable Securities specified in such request, together with any Registrable Securities of any Holder joining in such request as are specified in a notice given within 20 days after notice from the Company. So long as the Company is a registrant qualified to use Form S-3, the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 3.1(a) after the Company has effected one such Registration pursuant to this Section 3.1(a) and such Registration has been declared effective; provided, however, that the demand registration under this Section 3.1(a) shall be in addition to the demand registration provided for under Section 3.1(b).

(b) Subject to the terms of this Agreement, in the event that the Company shall receive from a Holder who originally committed to purchase (and did not default in any purchase) at least 50,000,000 shares of Series B Preferred Stock and/or Series B/P Preferred Stock (appropriately adjusted for combinations, consolidations, subdivisions, recapitalizations, stock splits and the like with respect to such shares) at any time after six months after the effective date of the Registration Statement with respect to the Initial Public Offering, a notice requesting that the Company effect any Registration with respect to at least 20% of the then outstanding shares of Registrable Securities (or a lesser percentage of such shares if the anticipated aggregate price to the public of such shares, net of Selling Expenses, would not be less than $25,000,000) on a form other than Form S-3, the Company shall (i) promptly give notice of the proposed Registration to all other Holders and (ii) as soon as practicable, and in any event, within 90 days from receipt of notice from the Holder requesting Registration, use reasonable best efforts to effect Registration of the Registrable Securities specified in such request, together with any Registrable Securities of any Holder joining in such request as are specified in a notice given within 20 days after notice from the Company. So long as the Company is a registrant qualified to use Form S-3, the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 3.1(b) after the Company has effected one such Registration pursuant to this Section 3.1(b) and such Registration has been declared effective; provided, however, that the demand registration under this Section 3.1(b) shall be in addition to the demand registration provided for under Section 3.1(a).

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(c) Notwithstanding anything to the contrary in Sections 3.1(a) and 3.1(b), the right of Managers to participate in demand registrations shall be limited as follows: No Manager may sell a number of shares in a registered offering under Section 3.1(a) or 3.1(b) that exceeds X; where X equals the number of Registrable Securities held by such Manager times the greater of Y or Z; Y equals the number of shares requested to be sold by KKR divided by the total number of shares of Registrable Securities held by KKR; and Z equals the number of shares requested to be sold by all Holders (other than Managers) divided by the total number of shares of Registrable Securities (including for this purpose shares that would be Registrable Securities but for clause (B) of Section 1.17) held by such Holders (other than Managers). This paragraph (c) shall terminate and be of no force and effect from such time, if any, as KKR ceases to own either Convertible Securities or Registrable Securities.

3.2 Request for Registration on Form S-3.

(a) If a Holder or Holders (not including any Managers) of at least 20% of the outstanding shares of Registrable Securities requests that the Company file a Registration Statement on Form S-3 for an offering of shares of Registrable Securities, the anticipated aggregate price to the public of which, net of Selling Expenses, would not be less than $25,000,000, and the Company is a registrant qualified to use Form S-3, the Company shall (i) promptly give notice of the proposed Registration to all other Holders and (ii) as soon as practicable, use reasonable best efforts to effect a Registration of the Registrable Securities on such form, together with the Registrable Securities of any Holder joining in such request as are specified in a notice given within 20 days after notice from the Company; provided, however, that the Company shall not be required to effect more than two Registrations pursuant to Section 3.2 in any 12 month period. All of the provisions of Section 3.5 shall be applicable to each Registration initiated under this Section 3.2.

(b) For each $40,000,000 in original issue price of Registrable Securities purchased by a Holder (a “Principal Holder”), such Principal Holder may request that the Company file a Registration Statement on Form S-3 for an offering of shares of Registrable Securities, and provided that the anticipated aggregate price to the public of such shares, net of Selling Expenses, would not be less than $25,000,000 and the Company is a registrant qualified to use Form S-3, the Company shall (i) promptly give notice of the proposed Registration to all other Holders and (ii) as soon as practicable, use reasonable best efforts to effect a Registration of the Registrable Securities on such form, together with the Registrable Securities of any Holder joining in such request as are specified in a notice given within 20 days after notice from the Company; provided, however, that the Company shall not be required to effect more than two Registrations pursuant to Section 3.2 in any 12 month period. A Principal Holder shall have the right to demand one Registration under this Section 3.2(b) for each $40,000,000 in original issue price of Registrable Securities purchased by such Holder. All of the provisions of Section 3.5 shall be applicable to each Registration initiated under this Section 3.2.

(c) Notwithstanding anything to the contrary in Sections 3.2(a) and 3.2(b), the right of Managers to participate in demand registrations shall be limited as follows: No Manager may sell a number of shares in a registered offering under Section 3.2(a) or 3.2(b) that exceeds X; where X equals the number of Registrable Securities held by such Manager times the greater of Y or Z; Y equals the number of shares requested to be sold by KKR divided by the

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total number of shares of Registrable Securities held by KKR; and Z equals the number of shares requested to be sold by all Holders (other than Managers) divided by the total number of shares of Registrable Securities (including for this purpose shares that would be Registrable Securities but for clause (B) of Section 1.17) held by all Holders (other than Managers). This paragraph (c) shall terminate and be of no force and effect from such time, if any, as KKR ceases to own Convertible Securities or Registrable Securities.

3.3 Right of Deferral.

(a) Notwithstanding the foregoing, the Company shall not be obligated to file a Registration Statement pursuant to Section 3:

(i) if the Company, within ten days of the receipt of the request from Holders, gives notice of its bona fide intention to effect the filing of a Registration Statement with the Commission subject to Section 4 hereof within 60 days of receipt of such request (other than to a Registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing all reasonable best efforts to cause such Registration Statement to become effective;

(ii) within 120 days immediately following the effective date of any Registration Statement pertaining to the securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan); or

(b) Notwithstanding the foregoing, the Company shall not be obligated to file a Registration Statement pursuant to Section 3 if the Company shall furnish to the requesting Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a Registration Statement to be filed in the near future, then the Company’s obligation to use all reasonable best efforts to file a Registration Statement shall be deferred for a period not to exceed 120 days from the receipt of the request to file such registration by such Holders; provided, however, that the Company shall not exercise the deferral rights contained in these Sections 3.3(a)(i) and 3.3(b) more than once in any 12-month period.

3.4 Registration of Other Securities in Demand Registration. Any Registration Statement filed pursuant to the request of the Holders under this Section 3 may, subject to the provisions of Section 3.5, include securities of the Company other than Registrable Securities.

3.5 Underwriting in Demand Registration.

(a) Notice of Underwriting. If the Holders intend to distribute the Registrable Securities covered by their request made pursuant to this Section 3 by means of an underwriting, they shall so advise the Company as a part of their request, and the Company shall include such information in the notice referred to in Sections 3.1 and 3.2. The right of any Holder to Registration pursuant to Section 3 shall be conditioned upon such Holder’s agreement to participate in such underwriting and the inclusion of such Holder’s eligible Registrable Securities in the underwriting.

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(b) Selection of Underwriter in Demand Registration. If a Registration requested pursuant to Section 3.1 or 3.2 is to be underwritten, the Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement and related agreements with the representative (“Underwriter’s Representative”) of the underwriter or underwriters selected for such underwriting by the Holders of a majority of the Registrable Securities being registered by the Holders and reasonably acceptable to the Company.

(c) Marketing Limitation in Demand Registration. If the Underwriter’s Representative advises the Holders in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the Registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the Registration Statement. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 3.5(c) shall be included in such Registration Statement.

(d) Right of Withdrawal in Demand Registration. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by notice to the Company, the Underwriter’s Representative and the Holders requesting Registration delivered at least ten days prior to the effective date of the Registration Statement. The securities so withdrawn shall also be withdrawn from the Registration Statement.

4. Piggyback Registration.

4.1 Notice of Piggyback Registration and Inclusion of Registrable Securities; Special Limitation for Managers.

(a) Subject to the terms of this Agreement, if the Company decides to Register any of its Common Stock on a form that would be suitable for a registration of Registrable Securities, other than a Special Registration Statement, whether pursuant to a demand registration contemplated by this Agreement or otherwise, the Company will: (i) promptly give each Holder notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws) and (ii) subject to Section 4.2, include in such Registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a notice delivered to the Company by any Holder within 20 days after delivery of such notice from the Company.

(b) Notwithstanding anything to the contrary in Section 4.1(a), the right of Managers to participate in demand registrations shall be limited as follows: No Manager may sell a number of shares in a registered offering under Section 4.1 that exceeds X; where X equals the number of Registrable Securities held by such Manager times the greater of Y or Z; Y equals the number of shares requested to be sold by KKR divided by the total number of shares of

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Registrable Securities held by KKR; and Z equals the number of shares requested to be sold by all Holders (other than Managers) divided by the total number of shares of Registrable Securities (including for this purpose shares that would be Registrable Securities but for clause (B) of Section 1.17) held by all Holders (other than the Managers). This paragraph (b) shall terminate and be of no force and effect from such time, if any, as KKR ceases to own Convertible Securities or Registrable Securities.

4.2 Underwriting in Piggyback Registration.

(a) Notice of Underwriting in Piggyback Registration. If the Registration of which the Company gives notice is for a Registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the notice given pursuant to Section 4.1. In such event, the right of any Holder to Registration shall be conditioned upon such underwriting and the inclusion of such Registrable Securities in such underwriting to the extent provided in this Section 4. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement and related agreements with the Underwriter’s Representative for such offering. The Holders shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section 4.

(b) Marketing Limitation in Piggyback Registration. If the Underwriter’s Representative advises the Holders seeking registration of Registrable Securities pursuant to this Section 4 in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, the Underwriter’s Representative (subject to the allocation priority set forth in Section 4.2(c)) may:

(i) in the case of the Initial Public Offering, exclude some or all of the Registrable Securities from such registration and underwriting; and

(ii) in the case of any Registered public offering subsequent to the Initial Public Offering, limit the number of shares of Registrable Securities to be included in such Registration and underwriting to not less than 30% of the securities included in such Registration.

(c) Allocation of Shares in Piggyback Registration. If the Underwriter’s Representative limits the number of shares to be included in a Registration pursuant to Section 4.2(b), the number of shares to be included in such Registration shall be allocated among all Holders, in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which such Holders hold at the time of filing the Registration Statement. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 4.2(c) shall be included in the Registration Statement.

(d) Withdrawal in Piggyback Registration. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by notice to the Company and the Underwriter’s Representative delivered at least ten days prior to the effective date of the Registration Statement. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

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5. Expenses of Registration.All Registration Expenses incurred in connection with Registrations pursuant to Section 3.1, 3.2 and 4, shall be borne by the Company. All Registration Expenses incurred in connection with any other Registration, qualification, or compliance, shall be apportioned among the Company and the Holders of the securities so registered on the basis of the number of shares so registered. Notwithstanding the above, the Company shall not be required to pay for any expenses of any Registration proceeding begun pursuant to Section 3 if the Registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (which Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one Registration pursuant to Section 3; provided, however, that if at the time of such withdrawal, the Holders have learned of a Material Adverse Event not known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 3. All Selling Expenses shall be borne by the holders of the securities Registered pro rata on the basis of the number of shares Registered.

6. Termination of Registration Rights. The rights to cause the Company to register securities granted under Sections 3 and 4 of this Agreement and to receive notices pursuant to Section 4 of this Agreement shall terminate, with respect to each Holder, on the earlier of (i) the twelfth anniversary of the date that the first share of Series B Preferred Stock is sold and issued by the Company, and (ii) with respect to each Holder if such Holder is eligible to sell all of such Holder’s Registrable Securities under Rule 144 of the Securities Act (excluding Rule 144(k) thereunder) within any three month period without volume limitations.

7. Registration Procedures and Obligations. Whenever required under this Agreement to effect any Registration of securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the Commission a Registration Statement with respect to such securities and use its reasonable best efforts to cause such Registration Statement to become effective, and, in the case of a Registration pursuant to Section 3 or Section 4, upon the request of the sellers of a majority of the Registrable Securities registered thereunder, keep such Registration Statement effective for up to two years.

(b) Furnish to each seller of Registrable Securities a copy of any information contained in the Registration Statement about such seller for the purpose of allowing the seller to verify the information.

(c) Prepare and file as expeditiously as reasonably practicable with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

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(d) Furnish to the sellers of Registrable Securities such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(e) Use its reasonable best efforts to register and qualify the Registrable Securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the sellers of Registrable Securities, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it is not so qualified or to file a general consent to service of process in any such states or jurisdictions, and provided further that in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling stockholders, such expenses shall be payable pro rata by selling stockholders.

(f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement and related agreements, in usual and customary form, with the managing underwriter of such offering. Each seller of Registrable Securities participating in such underwriting shall also enter into and perform its obligations under such an agreement and related agreements.

(g) Promptly notify each seller of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(h) Provide a transfer agent and registrar for all securities registered pursuant to such Registration Statement and a CUSIP number for all such securities, in each case not later than the effective date of such registration.

(i) Furnish, at the request of any Holder requesting Registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered for sale in connection with a Registration pursuant to this Agreement, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such Registration, in form and substance as is customarily given to underwriters (with an information copy provided to each Holder selling Registrable Securities) in an underwritten public offering, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters (with an information copy provided to each holder of Registrable Securities).

(j) Use all reasonable best efforts to list the securities covered by such Registration Statement with NASDAQ or any securities exchange on which the Common Stock of the Company is then listed, or NASDAQ or such securities exchange as shall be selected by the Company.

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(k) Notify each seller of Registrable Securities under such Registration Statement of (i) the effectiveness of such Registration Statement, (ii) the filing of any post-effective amendments to such Registration Statement, or (iii) the filing of a supplement to such Registration Statement.

(l) Make available for inspection upon reasonable notice during the Company’s regular business hours by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by such seller or underwriter, all material financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement. Each seller of Registrable Securities agrees to use the same degree of care as such seller uses to protect its own confidential information, but in no event less than reasonable care, to keep confidential any information furnished to it by the Company pursuant to this Subsection 7(l) for a period of 3 years (so long as such information is not in the public domain); provided, however, such seller’s obligation to keep information confidential under this Subsection 7(l) shall not apply (a) to information which such seller learns from a third party with the right to make such disclosure, provided the seller complies with the restrictions imposed by the third party, (b) to information which is in seller’s possession prior to the time of disclosure by the Company and not acquired by seller under a confidentiality obligation, (c) to the extent (after requesting and pursuing confidential treatment to the extent reasonably possible) the seller is required to disclose such information by law or a governmental regulatory authority, (d) to the extent (after requesting and pursuing confidential treatment to the extent reasonably possible) seller is required to disclose such information by court order, and (e) to information disclosed to any partner, subsidiary, parent, legal counsel or advisor of such seller for the purpose of evaluating or monitoring its investment in the Company. Notwithstanding anything herein to the contrary, any party to this Agreement (and any employee, representative, or other agent of any party to this Agreement) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure.

(m) Cause the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the Holders or the managing underwriter in any underwritten offering and otherwise to facilitate, cooperate with, and participate in each underwritten offering.

(n) Cooperate with each seller of Registrable Securities and each underwriter or agent, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

8. Information Furnished by Holder. It shall be a condition precedent of the Company’s obligations under Sections 3 and 4 of this Agreement that each Holder holding Registrable Securities included in any Registration furnish to the Company such information regarding such Holder and the distribution proposed by such Holder(s) as the Company may reasonably request.

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9. Indemnification.

9.1 Company’s Indemnification of Holders. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers, directors, and constituent partners and members, legal counsel for the Holders, and each person controlling such Holder, with respect to which Registration, qualification, or compliance of Registrable Securities has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages, liabilities, or actions in respect thereof (collectively, “Damages”) to the extent such Damages arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such Registration, qualification, or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification, or compliance; and the Company will reimburse each such Holder, each such underwriter, and each person who controls any such Holder or underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that the indemnity contained in this Section 9.1 shall not apply to amounts paid in settlement of any such Damages if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld or delayed); and provided, further, that the Company will not be liable (i) in any such case to the extent that any such Damages arise out of or are based upon any untrue statement or omission based upon written information furnished to the Company by such Holder, underwriter, or controlling person and stated to be for use in connection with the offering of securities of the Company or (ii) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder engaging in a distribution solely on behalf of such Holder), if such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the person asserting any such loss, claim, damage, liability or action in any case in which such delivery is required by the Securities Act.

9.2 Holder’s Indemnification of Company. To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such Registration, qualification or, compliance is being effected pursuant to this Agreement, indemnify and hold harmless the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company’s securities covered by such a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other seller of Registrable Securities and each of its officers, directors, and constituent partners, and each person controlling such other seller, against all Damages arising out of or based upon any untrue

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statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of any rule or regulation promulgated under the Securities Act applicable to such Holder and relating to action or inaction required of such Holder in connection with any such Registration, qualification, or compliance, and will reimburse the Company, such other sellers of Registrable Securities, such directors, officers, partners, persons, law and accounting firms, underwriters or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use in connection with the offering of securities of the Company, provided, however, that the indemnity contained in this Section 9.2 shall not apply to amounts paid in settlement of any such Damages if settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld or delayed); and provided, further, that each Holder’s liability under this Section 9.2 shall not exceed such Holder’s net proceeds from the offering of securities made in connection with such Registration.

9.3 Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld or delayed; provided further, however, that if either party reasonably determines that there may be a conflict between the position of the Company and the Investors in conducting the defense of such action, suit, or proceeding by reason of recognized claims for indemnity under this Section 9, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 9, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise than under this Section 9.

9.4 Contribution. If the indemnification provided for in this Section 9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Damages referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such Damages as well as any other relevant equitable considerations; provided, however, that in no event shall any contribution by a

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Holder under this Section 9.4 exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

9.5 Conflicts. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

9.6 Survival of Obligations. The obligations of the Company and Holders under this Section 9 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Agreement or otherwise.

10. Limitations on Registration Rights Granted to Other Securities. From and after the date of this Agreement, so long as at least 10,000,000 shares of the Convertible Securities (including shares of Common Stock issued upon conversion thereof and as adjusted for combinations, consolidations, subdivisions, stock splits and the like with respect to such shares) remain issued and outstanding, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of any Registration rights, except that, with the consent of the Holders holding at least 55% of the Registrable Securities then held by the Holders, additional persons may be added as parties to this Agreement with regard to any or all securities of the Company held by them. Any such additional parties shall execute a counterpart of this Agreement, and upon execution by such additional parties and by the Company, shall be considered a Holder for all purposes of this Agreement and any Common Stock held by them or issued or issuable upon conversion of any securities held by them, and any Common Stock issued (or issuable upon conversion or exercise of any warrant, right or other security which is issued) upon stock dividends, subdivisions, stock splits, recapitalization, merger or other distributions with respect to, or in exchange for, or in replacement of, such securities identified in this clause, excluding, however, any securities previously sold to the public and any securities sold by a person in a transaction in which its rights under this Agreement are not assigned, shall be considered Registrable Securities. The additional parties and the additional Registrable Securities shall be identified in an amendment to Exhibit A hereto.

11. Transferability.

11.1 Limitations on Transferability. Each Investor covenants that in no event will it dispose of any of the Convertible Securities or Registrable Securities (other than pursuant to Rule 144 promulgated by Commission under the Securities Act (“Rule 144”) or other exemption from registration, or except in connection with an Investor’s exercise of its Registration rights under this Agreement) unless and until (a) the Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (b) if reasonably requested by the

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Company, the Investor shall have furnished the Company with an opinion of counsel reasonably satisfactory in form and substance to the Company and the Company’s counsel to the effect that (x) such disposition will not require registration under the Securities Act and (y) appropriate action necessary for compliance with the Securities Act and any applicable state, local, or foreign law has been taken. Notwithstanding the limitations set forth in the foregoing sentence, if the Investor is a partnership or limited liability company it may transfer the Convertible Securities or Registrable Securities to its constituent partners or members or its Affiliates, or a retired partner or member of such partnership or limited liability company who retires after the date hereof, or to the estate of any such partner or member or retired partner or retired member or transfer by gift, will, or intestate succession to any such partner’s or member’s spouse, domestic partner, lineal descendants or ancestors without the necessity of registration or opinion of counsel if the transferee agrees in writing to be subject to the terms of the Transactional Agreements, as applicable, to the same extent if such transferee were an Investor; provided, however, that Investor hereby covenants not to effect such transfer if such transfer either would invalidate the securities laws exemptions pursuant to which the Convertible Securities or Registrable Securities were originally offered and sold or would itself require registration and/or qualification under the Securities Act or applicable state securities laws. Notwithstanding the foregoing, an Investor who is a Manager shall not dispose of any Convertible Securities or Registrable Securities in contravention of the Transactional Agreements (as defined herein). Each certificate evidencing the Convertible Securities or Registrable Securities transferred as provided above shall bear the appropriate restrictive legend set forth in Section 5.1 of the Purchase Agreement, except that such certificate shall not bear such legend if the transfer was made in compliance with Rule 144 or if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Securities Act.

11.2 Transfer of Rights. The right to cause the Company to Register securities granted by the Company to the Holders under Sections 3 and 4 of this Agreement may be assigned by any Investor or its Affiliates to a transferee or assignee of any Convertible Securities or Registrable Securities not sold to the public acquiring the lesser of (a) at least 50% of the Registrable Securities and Convertible Securities then held by such Investor or its Affiliates with respect to the first transfer by such Investor or its Affiliates to a non-Affiliate, 100% of the Registrable Securities and Convertible Securities then held by such Investor or its Affiliates with respect to any subsequent transfer by such Investor or its Affiliates to a non-Affiliate, or 100% of the Registrable Securities and Convertible Securities held by a transferee or assignee of a Holder to a non-Affiliate of such transferee or assignee, and (b) at least 2,000,000 shares (or such lesser number of shares as would be held by an Investor who has a Total Capital Commitment of $2,727,200 as defined in the Purchase Agreement, and who has not sold any shares acquired under the Purchase Agreement) of the Convertible Securities or Registrable Securities (as adjusted for combinations, consolidations, subdivisions, stock splits and the like with respect to such shares) to a non-Affiliate; provided, however, that (i) the Company must receive notice prior to the time of said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such rights are being assigned, (ii) the Board of Directors must consent to the assignment, which consent shall not be unreasonably withheld, and (iii) such transferee or assignee must agree in writing to be bound by the terms and conditions of this Agreement. Notwithstanding the limitation set forth in the foregoing sentence respecting the minimum number of shares which must be transferred, any Holder which is a corporation, partnership or limited liability company may transfer such Holder’s Registration rights under Sections 3 and 4 to such Holder’s Affiliates, as the case may be, without restriction as to the number or percentage of shares acquired by any such Affiliates.

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12. Market Standoff. Each Holder hereby agrees that, if so requested by the Company and the Underwriter’s Representative (if any), such Holder shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of any Registrable Securities or other securities of the Company (“Market Standoff”) without the prior written consent of the Company and the Underwriter’s Representative for such period of time (a) not to exceed 180 days following the effective date of a Registration Statement of the Company filed under the Securities Act in the case of the Initial Public Offering or (b) commencing with the date the Company provides notice to the Holders of a proposed follow-on offering pursuant to Section 4.1 (including Registrations initiated pursuant to Section 3) and ending 90 days after the effective date of the Registration Statement or, in the event of a shelf registration, the date of the prospectus for such follow-on offering, as may be requested by the Underwriter’s Representative; provided, however, that a Holder shall not be required to agree to a Market Standoff for a period of time that commences less than 30 days after the expiration of another period of time during which the Holder has agreed to a Market Standoff. The obligations of the Holders under this Section 12 shall be conditioned upon similar agreements being in effect with each other stockholder who is an officer, or director or, with respect only to the Initial Public Offering, greater than 1% stockholder of the Company prior to such Initial Public Offering.

13. Conversion of Preferred Stock. The Registration rights of the Holders of the Registrable Securities set forth in this Agreement are conditioned upon the conversion of the Registrable Securities with respect to which registration is sought into Common Stock immediately prior to the closing of the offering of such Registrable Securities pursuant to an effective Registration Statement.

14. Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without Registration or pursuant to a registration on Form S-3, the Company agrees, for as long as a Holder holds Registrable Securities, to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the first Registration Statement filed by the Company for the offering of its securities to the public;

(b) take such action as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first Registration Statement filed by the Company for the offering of its securities to the general public is declared effective;

(c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

(d) furnish to any Holder, so long as the Holder owns any Registrable Securities, promptly upon request (i) a written statement by the Company that it has complied

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with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first Registration Statement filed by the Company), the Securities Act, and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without Registration or pursuant to such form; and

(e) at any time, at the request of any Holder of Registrable Securities, make available to such Holder and to any prospective transferee of such Registrable Securities the information concerning the Company described in Rule 144A(d)(4) under the Securities Act.

15. Miscellaneous.

15.1 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California excluding those laws that direct the application of the laws of another jurisdiction.

15.2 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.3 Headings. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

15.4 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, or if not, then on the next business day; or (iii) one day after deposit with a nationally (or internationally) recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices to the Company shall be sent to the Company’s principal place of business. All notices to other parties to this Agreement shall be sent to the address as set forth on the signature page or at such other address as such party may designate by ten days advance notice to the other parties.

15.5 Amendment and Waiver of Agreement. Except as otherwise provided herein, any provision of this Agreement may be amended or waived only by a written instrument signed by the Company and Holders holding at least 60% of the Registrable Securities then held by all Holders. Notwithstanding the foregoing, neither Subsections 3.1(b) or 3.2(b), or this sentence of Section 15.5, may be amended or waived without the consent of all Holders who have demand rights under Subsections 3.1(b) and 3.2(b). In addition, this Agreement may not be amended to increase any material financial obligations of any Investor hereunder without the prior written consent of such Investor. Any waiver, amendment, modification or termination of any provision of this Agreement shall be binding on all parties hereto and their respective successors and permitted assigns.

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15.6 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

15.7 Entire Agreement; Successors and Assigns. This Agreement and the Transactional Agreements (as defined below) constitute the entire agreement between the parties regarding the subject matter hereof and thereof and supersede and replace any and all prior negotiations, correspondence, understandings and agreements, including without limitation the Prior Agreement, between the parties regarding the subject matter hereof and thereof. For purposes of this Agreement, the “Transactional Agreements” shall mean the Purchase Agreement and the Second Amended and Restated Right of First Refusal and Co-Sale Agreement, each dated as of June 24, 2005, among the Company and other parties identified therein, the Second Amended and Restated Voting Agreement, dated as of June 24, 2005, among the Company and the parties identified therein, and the Employment Agreements dated as of February 18, 2004 between the Company and each of the Executives named in Section 6.10 of the Purchase Agreement, each as may be amended in accordance with its terms. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successor, and permitted assigns of the parties.

15.8 Aggregation. All outstanding shares of capital stock of the Company held or acquired by an Affiliate of a Person shall be aggregated together with all other shares of capital stock held by such Person for the purpose of determining the availability of any rights under this Agreement.

15.9 Cumulative Remedies. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

15.10 Specific Performance. The parties hereto hereby declare that it is impossible to measure in money the damages that will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

15.11 Accession; Amendment of Exhibit. Any person that becomes an Investor as defined in the Purchase Agreement or a registered holder of a Series BB Warrant shall become a party to this Agreement by executing and delivering to the Company a counterpart signature pages to this Agreement and shall thereupon be deemed an “Investor” for all purposes of this

20

Agreement. The number of shares of Convertible Securities, Registrable Securities owned by each Investor, and the number of shares (if any) of Series BB Preferred Stock subject to Series BB Warrants held by each Investor, as of the date hereof is set forth on Exhibit A, which exhibit may be amended from time to time by the Company upon notice to the Investors to reflect changes in the number of shares of Convertible Securities or Registrable Securities owned by the Investors; provided, however, that no such notice shall be required upon the exercise of the Series BB Warrants by any of the Investors; provided further, however, that the failure to so amend Exhibit A shall have no effect on the rights of the Investors under this Agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT effective as of the Effective Date.

COMPANY:

JAZZ PHARMACEUTICALS, INC.

Signature:
Print Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT effective as of the Effective Date.

INVESTORS:

KKR JP LLC

Signature:
Print Name:
Title:

KKR JP III LLC

Signature:
Print Name:
Title:

KKR TRS HOLDINGS, INC.

Signature:
Print Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT effective as of the Effective Date.

INVESTORS:

PROSPECT VENTURE PARTNERS II, L.P.

By: Prospect Management Co. II, LLC, its General Partner

Signature:
Print Name:
Title:

PROSPECT ASSOCIATES II, L.P.

By: Prospect Management Co. II, LLC, its General Partner

Signature:
Print Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT effective as of the Effective Date.

INVESTORS:

VERSANT VENTURE CAPITAL II, L.P.

By: Versant Ventures II, L.L.C., its General Partner

Signature:
Print Name:
Title:

VERSANT SIDE FUND II, L.P.

By: Versant Ventures II, L.L.C., its General Partner

Signature:
Print Name:
Title:

VERSANT AFFILIATES FUND II-A, L.P.

By: Versant Ventures II, L.L.C., its General Partner

Signature:
Print Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT effective as of the Effective Date.

INVESTORS:

THOMA CRESSEY FUND VII, L.P.

By:	TC Partners VII, L.P.
Its:	General Partner

By:	Thoma Cressey Bravo Inc.
Its:	General Partner

Signature:
Print Name:
Title:

THOMA CRESSEY FRIENDS FUND VII, L.P.

By:	TC Partners VII, L.P.
Its:	General Partner

By:	Thoma Cressey Bravo Inc.
Its:	General Partner

Signature:
Print Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT effective as of the Effective Date.

INVESTORS:

JAZZ INVESTORS, L.L.C.

By: Beecken Petty & Company, LLC., its Manager

Signature:
Print Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT effective as of the Effective Date.

INVESTORS:

CCG INVESTMENT FUND, L.P.

By:	Golden Gate Capital Management, L.L.C.
Its: Authorized Representative

By:
Its: Managing Director

CCG AV, LLC-SERIES C

By:	Golden Gate Capital Management, L.L.C.
Its: Authorized Representative

By:
Its: Managing Director

CCG ASSOCIATES-QP, LLC

By:	Golden Gate Capital Management, L.L.C.
Authorized Representative

By:
Its: Managing Director

CCG INVESTMENT FUND-AI, LP

By:	Golden Gate Capital Management, L.L.C.
Its: Authorized Representative

By:
Its: Managing Director

CCG CI, LLC

By:	Golden Gate Capital Management, L.L.C.
Its: Authorized Representative

By:
Its: Managing Director

CCG AV, LLC – SERIES A

By:	Golden Gate Capital Management, L.L.C.
Its: Authorized Representative

By:
Its: Managing Director

IN WITNESS WHEREOF, the undersigned have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT effective as of the Effective Date.

INVESTORS:

LB I GROUP INC.	LEHMAN BROTHERS HEALTHCARE VENTURE CAPITAL L.P.

Signature:	By: Lehman Brothers HealthCare Venture Capital Associates L.P., its General Partner
Print Name:	By: LB I Group Inc., its General Partner
Title:
Signature:
Print Name:
Title:

LEHMAN BROTHERS P.A. LLC

Signature:
Print Name:
Title:

LEHMAN BROTHERS PARTNERSHIP ACCOUNT 2000/2001, L.P.

By: LB I Group Inc., its General Partner

Signature:
Print Name:
Title:

LEHMAN BROTHERS OFFSHORE PARTNERSHIP ACCOUNT 2000/2001, L.P.

By: Lehman Brothers Offshore Partners Ltd., its General Partner

Signature:
Print Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT effective as of the Effective Date.

INVESTORS:

BVCF IV, L.P.

By: Adams Street Partners, LLC, its General Partner

Signature:
Print Name:
Title:

ADAMS STREET V, L.P.

By: Adams Street Partners, LLC, its General Partner

Signature:
Print Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT effective as of the Effective Date.

INVESTORS:

EGS PRIVATE HEALTHCARE PARTNERSHIP II, L.P.

By: EGS Private Healthcare Investments, L.L.C., its General Partner

Signature:
Print Name:
Title:

EGS PRIVATE HEALTHCARE INVESTORS II, L.P.

By: EGS Private Healthcare Investments, L.L.C., its General Partner

Signature:
Print Name:
Title:

EGS PRIVATE HEALTHCARE CANADIAN PARTNERS, L.P.

By: EGS Private Healthcare Investments, L.L.C., its General Partner

Signature:
Print Name:
Title:

EGS PRIVATE HEALTHCARE PRESIDENTS FUND, L.P.

By: EGS Private Healthcare Investments, L.L.C., its General Partner

Signature:
Print Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT effective as of the Effective Date.

INVESTORS:

CARDINAL FUND I, L.P.

By: Cardinal Management I, L.P., General Partner
By: Cardinal MGP, L.L.C., General Partner

Signature:
Print Name:
Title:

FW JAZZ PHARMA INVESTORS, L.P.

By: Group VI, 31, L.L.C., General Partner

Signature:
Print Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT effective as of the Effective Date.

INVESTORS:

WAUD CAPITAL PARTNERS, L.P.

By: Waud Capital Partners, L.L.C.
Its: General Partner

Signature:
Print Name:
Title:

WAUD CAPITAL AFFILIATES, L.L.C.

Signature:
Print Name:
Title:

DEEP COVE MEZZANINE, LLC

Signature:
Print Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT effective as of the Effective Date.

INVESTORS:

LERNER ENTERPRISES, L.P.	OAK HILL CREDIT ALPHA FINANCE I (OFFSHORE), LTD.

By: Oak Hill Advisors, L.P., as Investment Manager for Lerner Enterprises, L.P.

Signature:	Signature:
Print Name:	Print Name:
Title:	Title:

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD.

Signature:
Print Name:
Title:

COAST DL FUNDING LLC

Signature:
Print Name:
Title:

OAK HILL CREDIT ALPHA FINANCE I, LLC

By: Oak Hill Credit Alpha Fund, L.P., its Member
By: Oak Hill Credit Alpha Gen Par, L.P., its General Partner
By: Oak Hill Credit Alpha MGP, LLC., its General Partner

Signature:
Print Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT effective as of the Effective Date.

INVESTORS:

GENERAL ELECTRIC PENSION TRUST

By: GE Asset Management Incorporated Its Investment Manager

Signature:
Print Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT effective as of the Effective Date.

INVESTORS:

SAMUEL R. SAKS

BRUCE C. COZADD

ROBERT M. MYERS

JANNE L.T. WISSEL

MATTHEW K. FUST

CAROL A. GAMBLE

Exhibit A

SCHEDULE OF INVESTORS

Name and Address	Securities

KKR JP LLC 9 W. 57th Street, 42nd Floor New York, NY 10019	8,577,974 shares of Series B/P Preferred Stock

KKR JP III LLC 9 W. 57th Street, 42nd Floor New York, NY 10019	36,445 shares of Series B/P Preferred Stock

Thoma Cressey Fund VII, L.P. Sears Tower, 92nd Floor 233 South Wacker Drive Chicago, IL 60606	1,957,380 shares of Series B Preferred Stock

Thoma Cressey Friends Fund VII, L.P. Sears Tower, 92nd Floor 233 South Wacker Drive Chicago, IL 60606	30,562 shares of Series B Preferred Stock

CCG Investment Fund, LP c/o Golden Gate Capital One Embarcadero Center, 33rd Floor San Francisco, CA 94111	860,336 shares of Series B Preferred Stock

CCG AV, LLC-Series C c/o Golden Gate Capital One Embarcadero Center, 33rd Floor San Francisco, CA 94111	43,461 shares of Series B Preferred Stock

CCG Associates-QP, LLC c/o Golden Gate Capital One Embarcadero Center, 33rd Floor San Francisco, CA 94111	47,269 shares of Series B Preferred Stock

CCG Investment Fund-AI, LP c/o Golden Gate Capital One Embarcadero Center, 33rd Floor San Francisco, CA 94111	11,525 shares of Series B Preferred Stock

Name and Address	Securities
CCG AV, LLC-Series A c/o Golden Gate Capital One Embarcadero Center, 33rd Floor San Francisco, CA 94111	11,499 shares of Series B Preferred Stock

CCG CI, LLC c/o Golden Gate Capital One Embarcadero Center, 33rd Floor San Francisco, CA 94111	19,879 shares of Series B Preferred Stock

Jazz Investors, LLC c/o Beecken Petty & Company Healthcare Equity Partners 200 W. Madison Street, Suite 1910 Chicago, IL 60606	1,325,295 shares of Series B Preferred Stock

Lehman Brothers HealthCare Venture Capital L.P. 399 Park Avenue New York, NY 10022 Attention: Fred Steinberg	165,661 shares of Series B Preferred Stock

Lehman Brothers P. A. L.L.C. 399 Park Avenue New York, NY 10022 Attention: Fred Steinberg	317,076 shares of Series B Preferred Stock

Lehman Brothers Partnership Account 2000/2001, L.P. 399 Park Avenue New York, NY 10022 Attention: Fred Steinberg	142,858 shares of Series B Preferred Stock

Lehman Brothers Offshore Partnership Account 2000/2001, L.P. 399 Park Avenue New York, NY 10022 Attention: Fred Steinberg	37,050 shares of Series B Preferred Stock

Prospect Venture Partners II, L.P. 435 Tasso Street, Suite 200 Palo Alto, CA 94301	660,849 shares of Series A Preferred Stock 554,801 shares of Series B Preferred Stock

Name and Address	Securities
Prospect Associates II, L.P. 435 Tasso Street, Suite 200 Palo Alto, CA 94301	10,063 shares of Series A Preferred Stock 8,448 shares of Series B Preferred Stock

Versant Venture Capital II, L.P. 3000 Sand Hill Road Building 4, Suite 210 Menlo Park, CA 94025	652,693 shares of Series A Preferred Stock 547,954 shares of Series B Preferred Stock

Versant Side Fund II, L.P. 3000 Sand Hill Road Building 4, Suite 210 Menlo Park, CA 94025	5,833 shares of Series A Preferred Stock 4,897 shares of Series B Preferred Stock

Versant Affiliates Fund II-A, L.P. 3000 Sand Hill Road Building 4, Suite 210 Menlo Park, CA 94025	12,386 shares of Series A Preferred Stock 10,398 shares of Series B Preferred Stock

BVCF IV, L.P. One North Wacker Drive, Suite 2200 Chicago, IL 60606	198,794 shares of Series B Preferred Stock

Adams Street V, L.P. One North Wacker Drive, Suite 2200 Chicago, IL 60606	198,794 shares of Series B Preferred Stock

Cardinal Fund I, L.P. 201 Main Street, Suite 2415 Fort Worth, TX 76102 Attention: Ray Pinson	265,059 shares of Series B Preferred Stock Warrant to Purchase 7,857 shares of Series BB Preferred Stock

FW Jazz Pharma Investors, L.P. 201 Main Street, Suite 3100 Fort Worth, TX 76102 Attention: John H. Fant	132,529 shares of Series B Preferred Stock Warrant to Purchase 3,929 shares of Series BB Preferred Stock

EGS Private Healthcare Partnership II, L.P. 105 Rowayton Ave. Rowayton, CT 06853	200,838 shares of Series B Preferred Stock

Name and Address	Securities
EGS Private Healthcare Investors II, L.P. 105 Rowayton Ave. Rowayton, CT 06853	31,674 shares of Series B Preferred Stock

EGS Private Healthcare Canadian Partners, L.P. 105 Rowayton Ave. Rowayton, CT 06853	30,221 shares of Series B Preferred Stock

EGS Private Healthcare Presidents Fund, L.P. 105 Rowayton Ave. Rowayton, CT 06853	2,324 shares of Series B Preferred Stock

Samuel R. Saks	238,546 shares of Common Stock 13,553 shares of Series A Preferred Stock 66,264 shares of Series B Preferred Stock

Bruce C. Cozadd	178,910 shares of Common Stock 66,264 shares of Series B Preferred Stock

Robert M. Myers	94,650 shares of Common Stock 46,385 shares of Series B Preferred Stock

Janne L.T. Wissel	29,818 shares of Common Stock 66,264 shares of Series B Preferred Stock

Matthew K. Fust	29,818 shares of Common Stock 19,879 shares of Series B Preferred Stock

Carol A. Gamble	27,107 shares of Common Stock

Waud Capital Partners, L.P. 560 Oakwood Avenue, Suite 203 Lake Forest, IL 60045	477,106 shares of Series B Preferred Stock

Name and Address	Securities
Waud Capital Affiliates, L.L.C. 560 Oakwood Avenue, Suite 203 Lake Forest, IL 60045	53,011 shares of Series B Preferred Stock

Deep Cove Mezzanine, LLC 560 Oakwood Ave, Suite 203 Lake Forest, IL 60045	Warrants to purchase 49,108 shares of Series BB Preferred Stock

Lerner Enterprises, LLP c/o Oak Hill Advisors LP 65 East 55th Street, 32nd Floor New York, NY 10022	Warrants to purchase 6,472 shares of Series BB Preferred Stock

LB I Group Inc. c/o Lehman Brothers 399 Park Avenue, 9th Floor New York, NY 10022	Warrants to purchase 304,469 shares of Series BB Preferred Stock

KKR TRS Holdings, Inc. c/o KKR Financial Corp. 4 Embarcadero Center, Suite 2050 San Francisco, CA 94111	Warrants to purchase 245,540 shares of Series BB Preferred Stock

General Electric Pension Trust c/o GE Asset Management Incorporated 3001 Summer Road P.O. Box 7900 Stamford, CT 06904-7900	Warrants to purchase 78,573 shares of Series BB Preferred Stock

Coast DL Funding LLC c/o Oak Hill Advisors LP 65 East 55th Street, 32nd Floor New York, NY 10022	Warrants to purchase 40,102 shares of Series BB Preferred Stock

Oak Hill Credit Opportunities Financing, Ltd. c/o Oak Hill Advisors LP 65 East 55th Street, 32nd Floor New York, NY 10022	Warrants to purchase 26,597 shares of Series BB Preferred Stock

Name and Address	Securities
Oak Hill Credit Alpha Finance I (Offshore), Ltd. c/o Oak Hill Advisors LP 65 East 55th Street, 32nd Floor New York, NY 10022	Warrants to purchase 17,453 shares of Series BB Preferred Stock

Oak Hill Credit Alpha Finance I, LLC c/o Oak Hill Advisors LP 65 East 55th Street, 32nd Floor New York, NY 10022	Warrants to purchase 5,628 shares of Series BB Preferred Stock